EXECUTION COPY

               AMENDMENT No. 1 dated as of December 13, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of March 29, 2001, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), TEREX EQUIPMENT LIMITED, a company organized under the laws of Scotland, TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, a company organized under the laws of the Republic of Ireland, POWERSCREEN INTERNATIONAL PLC, a company organized under the laws of England, P.P.M. S.A.S., a company organized under the laws of the Republic of France, TEREX MINING AUSTRALIA PTY LTD, a company organized under the laws of New South Wales, Australia, PPM DEUTSCHLAND GMBH TEREX CRANES, a corporation organized under the laws of the Federal Republic of Germany, and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (collectively, with Terex, the "Borrowers"), the LENDERS (as defined in the Credit Agreement), the ISSUING BANKS (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

     B. The Borrowers have requested, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Credit Agreement.

     (a)  Section 1.01 of the Credit Agreement is hereby amended as follows:

     (i) The following definitions are hereby inserted in the proper alphabetical order:

          (A) "'Senior Secured Debt' shall mean as of any date of determination the aggregate amount of outstanding Loans on such date under, and as defined in, this Agreement and the Tranche C Credit Agreement. For purposes of calculating the Senior Secured Debt Leverage Ratio on any date, the amount of Senior Secured Debt on such date shall be reduced by the amount, if any, that cash on the balance sheet of Terex and its consolidated Restricted Subsidiaries on such date exceeds $5,000,000.";

          (B) "'Senior Secured Debt Leverage Ratio' shall mean, as of any date of determination, the ratio of (a) Senior Secured Debt on such date to (b) the sum of (i) Consolidated EBITDA for the most recent period of four consecutive fiscal quarters ended on or prior to such date and (ii) the Pro Forma Acquisition EBITDA of all Acquired Persons acquired during such period of four consecutive fiscal quarters. For purposes of calculating the Senior Secured Debt Leverage Ratio as of any date, if any portion of the Senior Secured Debt outstanding on such date is denominated in a currency other than dollars, then the portion, if any, of Consolidated EBITDA or Pro Forma Acquisition EBITDA during the period of four consecutive fiscal quarters ending on or prior to such date and denominated in any such other currency shall be translated to dollars using the same exchange rate as is used to translate such portion of the Senior Secured Debt denominated in such other currency.".

     (b) Section 5.04(c) is hereby amended by deleting "and 6.13" at the end thereof and substituting therefore the words ", 6.13 and 6.14".

     (c)  Section 6.05(b) is hereby amended by deleting "and 6.13" in clause
          (iv) therein and substituting therefore the words", 6.13 and 6.14".

     (d) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "SECTION 6.11. Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of Terex ending during any period set forth below to be in excess of the ratio set forth below for such period:

Period                                          Ratio
------                                          -----

October 1, 2001 - December 31, 2001             4.50 to 1.00
January 1, 2002 - September 30, 2002            5.00 to 1.00
October 1, 2002 - December 31, 2003             4.50 to 1.00
January 1, 2003 - June 30, 2003                 4.25 to 1.00
July 1, 2003 - September 30, 2003               4.00 to 1.00
October 1, 2003 - December 31, 2003             3.75 to 1.00
Thereafter                                      3.50 to 1.00"

          (e) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "SECTION 6.12. Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Terex ending during any period set forth below to be less than the ratio set forth below for such period:

Period                                          Ratio
------                                          -----

October 1, 2001 - June 30, 2002                 1.75 to 1.00
July 1, 2002 - December 31, 2002                2.00 to 1.00
January 1, 2003 - June 30, 2003                 2.25 to 1.00
July 1, 2003 - March 31, 2005                   2.50 to 1.00
Thereafter                                      2.75 to 1.00"

          (f) The following new Section 6.14 is hereby added to the Credit
     Agreement:

     "SECTION 6.14. Senior Secured Debt Leverage Ratio. Permit the Senior Secured Debt Leverage Ratio on the last day of any fiscal quarter of Terex ending during any period set forth below to be in excess of the ratio set forth below for such period:

Period                                          Ratio
------                                          -----

October 1, 2001 - March 31, 2003                2.25 to 1.00
April 1, 2003 - December 31, 2003               2.00 to 1.00
Thereafter                                      Not Applicable"

          (g) Section 6.15(a)(iii) is hereby amended by deleting "and 6.13" at the end thereof and substituting therefore the words ", 6.13 and 6.14".

          (h) Section 6.15(b)(i) is hereby amended by deleting "and 6.13" at the end thereof and substituting therefore the words ", 6.13 and 6.14"

     SECTION 2. Representations and Warranties.

     Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 3. Effectiveness.

     This Amendment shall become effective as of the date first written above on the date (the "Closing Date") that the following conditions precedent shall have been satisfied:

          (a) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders;

          (b) On or prior to December 31, 2001, Terex shall have issued not less than $200,000,000 aggregate principal amount of Additional Subordinated Notes and shall have used the Net Cash Proceeds thereof to voluntarily prepay Term Loans and Tranche C Term Loans pursuant to Section 2.12 of the Credit Agreement;

          (c) Terex shall have paid to the Administrative Agent, for the accounts of the Lenders entitled thereto, a fee (the "Amendment Fee") in an amount equal to (i) 0.30% of the sum of (a) the outstanding Tranche B Term Loans and (b) the outstanding Revolving Credit Commitments, whether used or unused, of such Lender on the Closing Date (after giving effect to the prepayments of Tranche B Term Loans made on or prior to the Closing Date), to all such Lenders that execute and deliver to the Administrative Agent (or its counsel) a signature page to this Amendment no later than 5:00 p.m., New York City time, on Tuesday, December 11, 2001, and (ii) in an amount equal to 0.20% of the sum of (a) the outstanding Tranche B Term Loans and (b) the outstanding Revolving Credit Commitments, whether used or unused, of such Lender on the Closing Date (after giving effect to the prepayments of Tranche B Term Loans made on or prior to the Closing Date), to all such Lenders that execute and deliver to the Administrative Agent (or its counsel) a signature page to this Amendment after 5:00 p.m., New York City time, on December 11, 2001 and prior to 5:00 p.m., New York City time on December 14, 2001. The Amendment Fee shall be payable on the Closing Date in immediately available funds. Once paid, the Amendment Fee shall not be refundable under any circumstances.

     SECTION 4. Effect of Amendment.

     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 5. Counterparts.

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 6. Applicable Law.

     THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Headings.

     The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        TEREX CORPORATION,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        TEREX EQUIPMENT LIMITED,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        TEREX INTERNATIONAL FINANCIAL
                                        SERVICES COMPANY,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:


                                        POWERSCREEN INTERNATIONAL PLC,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:


                                        P.P.M. S.A.S,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        TEREX MINING AUSTRALIA PTY LTD,
                                        PPM DEUTSCHLAND GMBH TEREX CRANES,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        TEREX ITALIA S.R.L.,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent and Swingline Lender,

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                        by
                                          ---------------------------
                                          Name:
                                          Title:

                                                               SIGNATURE PAGE to
                                                                 AMENDMENT No. 1

To approve the Amendment:

Name of Lender:_______________________________

                  by:

                        ____________________
                        Name:
                        Title: